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                              UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                  Form 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  September 7, 2004

                               DAN RIVER INC.
           (Exact name of registrant as specified in its charter)

                       Commission file number 1-13421



            GEORGIA                          58-1854637
     (State or other jurisdiction of         (I.R.S. Employer
     incorporation or organization)          Identification No.)

          2291 Memorial Drive                24541
          Danville, Virginia                 (Zip Code)
          (Address of principal executive offices)

   Registrant's telephone number, including area code:  (434) 799-7000

















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Item 5.  Other Events and Required FD Disclosure.

     On September 7, 2004, we filed our monthly operating report for July of fiscal 2004, which includes the period from July 4, 2004 to August 7, 2004, with the United States Bankruptcy Court for the Northern District of Georgia. The periodic financial information contained in the monthly operating report is attached as Exhibit 99.1. The monthly operating report is required to be filed in connection with our voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code.

     Readers should not place undue reliance upon the financial information contained in our monthly operating reports. The information is unaudited and includes only the information, and in the format, which is prescribed by the applicable bankruptcy laws. The information in monthly operating reports may be for shorter periods or may otherwise be presented differently from the information contained in our annual and quarterly reports filed pursuant to the Securities Exchange Act of 1934.


Item 7.   Financial Statements and Exhibits.

          Exhibit No.         Description of Exhibit

          99.1 Monthly Operating Report for month of July 2004






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)



Date:  September 8, 2004           /s/ Harry L. Goodrich
                                   ---------------------------------
                                   Harry L. Goodrich
                                   Vice President

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                                   INDEX

Exhibit No.              Description of Exhibit
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99.1 			Monthly Operating Report for the month of
     			July 2004